                                   Exhibit 99

FOR IMMEDIATE RELEASE

Contact:    (Investment Community) List Underwood (205) 801-0265
            (News Media) Jim Underwood (205) 326-5184



              AmSouth posts first quarter earnings from operations of $152.4 million or $.39 per share, up 11.4 % over last year

Merger integration process on track; $100 million of cost savings expected this year


          BIRMINGHAM, Ala., April 18, 2000 --- AmSouth Bancorporation (NYSE:
ASO) today reported earnings from operations in the first quarter ended March 31, 2000, excluding merger-related charges, of $152.4 million or $.39 per diluted share. Compared to the same period in 1999, net income from operations in the 2000 first quarter increased 9.4 percent and earnings per share were up
11.4 percent. Including anticipated after-tax merger-related charges of $13.5 million, reported earnings for the first quarter were $138.9 million, or $.35 per share.

          AmSouth's first quarter performance from operations resulted in a return on average equity of 20.80 percent and a return on average assets of 1.41 percent, which compare to 17.66 percent and 1.41 percent, respectively, for the first quarter of 1999. AmSouth's first quarter 2000 operating efficiency ratio was 56.03 percent, a 231 basis point improvement over the prior year.

          "AmSouth's first quarter operating results remain among the best in the industry," said Dowd Ritter, AmSouth's president and chief executive officer. "Our earnings per share growth of 11.4 percent closely approximates our aggressive EPS growth goal of 12 to 15 percent, while our return on equity of
20.8 percent is well within our targeted range of 20 to 22 percent."

         Ritter further said that the merger integration of First American is going extremely well, and that AmSouth remains on track to achieve the planned $100 million in cost savings this year from the merger, with the majority to be realized upon completion of the final branch conversions on May 15. Cost savings are expected to reach an annualized $133 million from July 1 forward.

          "As of April 17, we had successfully converted 225 of First American's 339 branch banks." Ritter said. "Our merger success is the result of the same focus and execution by our

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

employees and management team that has created high performance in the past and that will sustain high performance in the future."

          AmSouth is conducting the conversions of First American branches on a staggered basis over a four-month period to sustain high levels of customer service during the process. AmSouth completed the Louisiana market conversion in February, the Mississippi market in March, and the East Tennessee, Virginia and Georgia markets last weekend. The conversion of First American's Middle Tennessee, West Tennessee and Kentucky markets in mid May will complete the conversion.

          "The success of our conversions is best measured by customer retention and continued sales momentum," Ritter said. The company's emphasis on training, site support, smooth systems conversions, tailored customer communication and improved back office service quality have combined to produce excellent customer retention levels, according to Ritter.

          AmSouth also continues to overlay its highly-successful performance-based employee incentive programs and strategic initiatives on former First American and Deposit Guaranty markets, which has led to significantly improved sales momentum in the new markets.

          "As the performance in the expanded franchise improves to be consistent with AmSouth's historical performance and our own expectations, the results will be evident in both earnings and profitability," Ritter said.

          First quarter 2000 net interest income was unchanged compared with the same quarter of 1999. Average managed loans net of unearned income, excluding residential first mortgages, increased 13.1 percent over a year ago led by a
30.7 percent increase in average home equity lending, a 38.8 percent increase in average dealer indirect loans, and a 7.0 percent increase in average managed commercial and commercial real estate loans.

          AmSouth's Florida franchise again led the company in several loan growth categories with a 61.7 percent increase in consumer loans and a 21.3 percent increase in commercial and commercial real estate loan growth compared to last year's first quarter.

          Total first quarter noninterest income, which includes earnings from trust, investment management services and other sources of fee income, was $220.0 million, an increase of 8.5 percent compared with the first quarter of 1999. First quarter 2000 noninterest expenses, excluding merger-related charges, were $333.4 million, an improvement of 1.2 percent over last year's first quarter.

          Net charge-offs were .38 percent of average net loans in the first quarter of 2000 compared to .43 percent in the first quarter of 1999. At March 31, 2000, total nonperforming assets were $145.5 million, or .55 percent of loans net of unearned income, foreclosed properties and repossessions.

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

          AmSouth is a regional bank holding company headquartered in Birmingham with $43.6 billion in assets, and more than 600 branch banking offices and 1,300 ATMs. As the 20th largest bank holding company in the nation, AmSouth has leading market positions in Tennessee, Florida, Alabama and Mississippi, and a presence in Georgia, Louisiana, Arkansas, Kentucky and Virginia. AmSouth is also a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust asset management.

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

                            AMSOUTH BANCORPORATION
                                   Unaudited
                     (In thousands except per share data)


                                                     Three Months
                                                    Ended March 31
                                                 ---------------------      %
EARNINGS SUMMARY - EXCLUDING MERGER-               2000         1999     Change
 RELATED COSTS                                   ---------------------   ------
Net interest income                              $368,573     $368,789    (0.1)
Provision for loan losses                          25,400       18,734    35.6
                                                 --------     --------
Net interest income after provision               343,173      350,055    (2.0)
Noninterest revenues                              220,037      202,765     8.5
Noninterest expenses excluding merger -
 related costs                                    333,403      337,470    (1.2)
                                                  -------     --------
Income before income taxes                        229,807      215,350     6.7
Income taxes                                       77,373       76,066     1.7
                                                 --------     --------
Net income                                       $152,434     $139,284     9.4
                                                 ========     ========


Earnings per common share                        $   0.39     $   0.36     8.3
Earnings per common share-diluted                    0.39         0.35    11.4
Average common shares outstanding                 391,596      391,959
Average common shares outstanding-diluted         394,502      398,174
End of period common shares outstanding           392,281      394,862


                                                     Three Months
                                                     Ended March 31
                                                 ---------------------      %
                                                    2000        1999     Change
EARNINGS SUMMARY - AS REPORTED                   ---------------------   ------
Net interest income                              $368,573     $368,789    (0.1)
Provision for loan losses                          25,400       18,734    35.6
                                                 --------     --------
Net interest income after provision               343,173      350,055    (2.0)
Noninterest revenues                              220,037      202,765     8.5
Merger-related costs                               21,954        3,274   570.6
Noninterest expenses excluding merger -
 related costs                                    333,403      337,470    (1.2)
                                                 --------     --------
Income before income taxes                        207,853      212,076    (2.0)
Income taxes                                       68,916       75,280    (8.5)
                                                 --------     --------
Net income                                       $138,937     $136,796     1.6
                                                 ========     ========


Earnings per common share                        $   0.35     $   0.35     0.0
Earnings per common share-diluted                    0.35         0.34     2.9
Average common shares outstanding                 391,596      391,959
Average common shares outstanding-diluted         394,502      398,174
End of period common shares outstanding           392,281      394,862


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

                            AMSOUTH BANCORPORATION
                                   Unaudited
                     (In thousands except per share data)

                                       Average for                           Ending
                                       Three Months                          Balance
                                     Ended  March 31                       March 31
                                ------------------------      %    -------------------------      %
BALANCE SHEET SUMMARY               2000         1999      Change      2000          1999      Change
                                ------------------------   ------  -------------------------   ------
Loans net of unearned income    $26,681,345  $24,497,545     8.9   $26,617,471   $24,684,518     7.8
Total investment securities*     13,080,369   11,263,465    16.1    13,096,718    11,854,890    10.5
Interest-earning assets*         40,032,499   36,500,528     9.7    39,947,942    36,914,536     8.2
Total assets                     43,584,863   40,076,476     8.8    43,680,465    40,405,804     8.1
Noninterest-bearing deposits      4,697,394    4,934,120    (4.8)    5,030,443     4,894,015     2.8
Interest-bearing deposits        23,133,456   22,661,860     2.1    23,313,872    22,464,027     3.8
Total deposits                   27,830,850   27,595,980     0.9    28,344,315    27,358,042     3.6
Shareholders' equity              2,947,234    3,198,577    (7.9)    3,009,144     3,246,101    (7.3)



KEY PERFORMANCE RATIOS                             2000                                     1999
                                                -----------       -------------------------------------------------------
                                                  1st Qtr           4th Qtr         3rd Qtr       2nd Qtr       1st Qtr
                                                -----------       -------------------------------------------------------
Excluding merger-related and other charges:
  Return on average assets (annualized)              1.41%            1.47 %          1.46%          1.44%         1.41%
  Return on average shareholders' equity
    (annualized)                                    20.80            21.25           19.03          18.12         17.66
  Operating efficiency                              56.03            54.17           55.09          57.35         58.34

As reported:
  Return on average assets (annualized)              1.28%           (0.57)%          1.25%          1.29%         1.38%
  Return on average shareholders' equity
    (annualized)                                    18.96            (8.25)          16.37          16.13         17.34
  Operating efficiency                              59.71            96.23           59.79          61.50         58.91

Other performance ratios:
  Average shareholders' equity to average
    total assets                                     6.76%            6.92 %          7.66%          7.97%         7.98%
  End of period shareholders' equity to end
    of period total assets                           6.89             6.82            7.31           7.58          8.03
  Loans net of unearned income to total deposits    93.91            94.10           95.82          92.09         90.23
  Book value per common share                      $ 7.67           $ 7.56          $ 8.10         $ 8.08        $ 8.22

  Tangible book value per common share             $ 6.62           $ 6.48          $ 6.99         $ 6.96        $ 7.07
  Net interest margin - taxable equivalent           3.77%            3.86 %          3.95%          4.12%         4.17%


* Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities

                                                      AMSOUTH BANCORPORATION
                                                            (Unaudited)
                                                      (Dollars in thousands)

                                                                     3/31/00         3/31/99       % Change
                                                                    ----------      -----------    --------
LOANS NET OF UNEARNED INCOME
Commercial:
   Commercial & industrial                                          $ 8,203,477     $ 7,878,506        4.1
   Commercial loans secured by real estate                            1,976,573       1,903,159        3.9
                                                                     ----------      ----------
   Total commercial                                                  10,180,050       9,781,665        4.1
Commercial real estate                                                4,671,295       4,203,503       11.1
Consumer
   Residential first mortgages                                        1,638,740       2,445,780      (33.0)
   Other residential mortgages                                        4,179,034       3,124,660       33.7
   Dealer indirect                                                    4,153,408       3,230,761       28.6
   Revolving credit                                                     467,470         465,438        0.4
   Other consumer                                                     1,327,474       1,432,711       (7.3)
                                                                     ----------      ----------
   Total consumer                                                    11,766,126      10,699,350       10.0
                                                                     ----------      ----------
   Total loans net of unearned income                               $26,617,471     $24,684,518        7.8
                                                                     ==========      ==========


                                                                        2000                           1999
                                                                     ----------      -------------------------------------------
                                                                       Mar 31          Dec 31      Sept 30    Jun 30     Mar 31
                                                                     ----------      ----------   --------   --------   --------
NONPERFORMING ASSETS
Nonaccrual loans*                                                    $  122,365      $  141,134   $161,843   $124,123   $112,328
Foreclosed properties                                                    19,839          17,767     22,991     18,898     17,988
Repossessions                                                             3,274           2,644      1,496      1,701        904
                                                                     ----------      ----------   --------   --------   --------
 Total nonperforming assets*                                         $  145,478      $  161,545   $186,330   $144,722   $131,220
                                                                     ==========      ==========   ========   ========   ========
Nonperforming assets to loans net of unearned income,
 foreclosed properties and repossessions*                                  0.55%           0.61%      0.71%      0.57%      0.53%

Accruing loans 90 days past due                                      $   66,375      $   61,050   $ 44,644   $ 65,324   $ 65,737
                                                                     ==========      ==========   ========   ========   ========

                                                                        2000                           1999
                                                                     ----------      -------------------------------------------
                                                                       Mar 31          Dec 31      Sept 30    Jun 30     Mar 31
                                                                     ----------      ----------   --------   --------   --------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                                       $  363,476      $  365,427   $365,869   $366,243   $373,756
Loans charged off                                                       (40,377)        (39,358)   (41,202)   (28,885)   (38,842)
Recoveries of loans previously charged off                               14,993          12,707     10,157      9,922     12,595
                                                                     ----------      ----------   --------   --------   --------

  Net charge-offs                                                       (25,384)        (26,651)   (31,045)   (18,963)   (26,247)
Addition to allowance charged to expense                                 25,400          97,700     30,603     18,589     18,734
Transfer/acquisition/other                                                  -0-         (73,000)       -0-        -0-        -0-
                                                                     ----------      ----------   --------   --------   --------
Balance at end of period                                             $  363,492      $  363,476   $365,427   $365,869   $366,243
                                                                     ==========      ==========   ========   ========   ========

Allowance for loan losses to loans net of unearned income                  1.37%           1.38%      1.39%      1.44%      1.48%
Net charge-offs to average loans net of unearned income **                 0.38%           0.40%      0.48%      0.30%      0.43%
Allowance for loan losses to nonperforming loans*                        297.06%         257.54%    225.79%    294.76%    326.05%
Allowance for loan losses to nonperforming assets*                       249.86%         225.00%    196.12%    252.81%    279.11%

  * Excludes $29.2 million and $38.1 million of nonperforming assets classified as held for accelerated disposition at March 31, 2000 and December 31, 1999, respectively.
 **  Annualized

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

                            AMSOUTH BANCORPORATION
            QUARTERLY CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                       Quarter Ended March 31
                                       2000                                            1999
                                       ------------------------------------------------------------------------------------------
(Taxable Equivalent Basis -            Average          Revenue/         Yield/         Average         Revenue/       Yield/
  Dollars in Thousands)                Balance          Expense          Rate           Balance         Expense        Rate
                                       -----------------------------------------       ------------------------------------------
ASSETS
Interest-earning assets:
 Loans net of unearned income          $26,681,345   $   563,191          8.49%        $24,497,545      $506,342        8.38%
 Available-for-sale securities
     Taxable                             6,014,598       100,290          6.71           6,834,032       111,962        6.64
     Tax-free                               65,763         1,183          7.24             370,352         6,485        7.10
                                       -----------   -----------                       -----------   -----------
        Total available-for-sale
         securities                      6,080,361       101,473          6.71           7,204,384       118,447        6.67
                                       -----------   -----------                       -----------   -----------
 Held-to-maturity securities:
     Taxable                             6,612,916       112,836          6.86           3,887,758        63,945        6.67
     Tax-free                              387,092         6,962          7.23             171,323         3,749        8.87
                                       -----------   -----------                       -----------   -----------
        Total held-to-maturity
         securities                      7,000,008       119,798          6.88           4,059,081        67,694        6.76
                                       -----------   -----------                       -----------   -----------

 Total investment securities            13,080,369       221,271          6.80          11,263,465       186,141        6.70
 Other interest-earning assets             270,785         4,721          7.01             739,518         8,358        4.58
                                       -----------   -----------                       -----------   -----------
    Total interest-earning assets       40,032,499       789,183          7.93          36,500,528       700,841        7.79
Cash and other assets                    4,138,693                                       3,924,467
Allowance for loan losses                 (365,223)                                       (373,784)
Market valuation on AFS securities        (221,106)                                         25,265
                                       -----------                                     -----------
                                       $43,584,863                                     $40,076,476
                                       ===========                                     ===========

LIABILITIES AND SHAREHOLDERS'
 EQUITY
Interest-bearing liabilities:
 Interest-bearing demand deposits      $ 9,086,434        71,725          3.17         $ 9,594,487        66,260        2.80
 Savings deposits                        2,352,997        16,589          2.84           2,020,184        10,926        2.19
 Time deposits                           7,619,385       101,244          5.34           8,100,517       104,159        5.21
 Foreign time deposits                   1,296,318        17,757          5.51             319,143         3,471        4.41
 Certificates of deposit of
  $100,000 or more                       2,778,322        38,260          5.54           2,627,529        34,559        5.33
 Federal funds purchased and
  securities sold under agreements
  to repurchase                          4,044,026        51,454          5.12           3,704,180        40,090        4.39
 Other interest-bearing liabilities      8,166,443       117,096          5.77           4,939,358        65,708        5.40
                                       -----------   -----------                       -----------   -----------
    Total interest-bearing
     liabilities                        35,343,925       414,125          4.71          31,305,398       325,173        4.21
                                                     -----------                                     -----------
      Net interest spread                                                 3.22%                                         3.58%
Noninterest-bearing demand deposits      4,697,394                                       4,934,120
Other liabilities                          596,310                                         638,381
Shareholders' equity                     2,947,234                                       3,198,577
                                       -----------                                     -----------
                                       $43,584,863                                     $40,076,476
                                       ===========                                     ===========
      Net interest income/margin
       on a taxable equivalent
        basis                                            375,058          3.77%                          375,668        4.17%
                                                                          ====                                          ====
Taxable equivalent adjustment:
 Loans                                                       884                                           1,271
 Available-for-sale securities                               858                                           3,104
 Held-to-maturity securities                               4,743                                           2,458
 Trading securities                                          -0-                                              46
                                                     -----------                                     -----------
    Total taxable equivalent
     adjustment                                            6,485                                           6,879
                                                     -----------                                     -----------
       Net interest income                           $   368,573                                     $   368,789
                                                     ===========                                     ===========

Note: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans. Certain noninterest-earning marketable equity securities are not included in available-for-sale securities.

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

                            AMSOUTH BANCORPORATION
                                 (Unaudited)
                            (Dollars in Thousands)

                                       Three Months
                                       Ended March 31
                                       ------------------     %
                                          2000      1999    Change
                                       ---------------------------
NONINTEREST REVENUES - AS REPORTED

Service charges on deposit accounts    $ 56,853  $ 57,553    (1.2)
Trust income                             27,485    26,980     1.9
Consumer investment services income      64,627    51,863    24.6
Credit card income                        4,230     4,649    (9.0)
Mortgage income                          10,067    12,576   (20.0)
Interchange income                       12,015     9,714    23.7
Other noninterest revenues               44,760    39,430    13.5
                                       --------  --------
 Noninterest revenues                  $220,037  $202,765     8.5
                                       ========  ========


NONINTEREST EXPENSES - AS REPORTED

Salaries and employee benefits         $150,583  $155,158    (2.9)
Net occupancy expense                    29,949    26,651    12.4
Equipment expense                        32,180    31,656     1.7
Marketing expense                        11,993    10,766    11.4
Postage and supplies expense             12,311    13,319    (7.6)
Communications expense                    9,560     9,917    (3.6)
Professional fees                         4,498     5,243   (14.2)
Amortization of intangibles               9,957    10,109    (1.5)
Subscribers' commissions                 30,594    24,295    25.9
Other noninterest expenses               41,778    50,356   (17.0)
                                       --------  --------
    Noninterest expenses excluding
          merger-related costs         $333,403  $337,470    (1.2)
                                       ========  ========

INTANGIBLE ASSETS                       3/31/00   3/31/99
                                       --------- ---------
Goodwill                               $382,751  $416,803
Core deposit and other intangibles       30,765    36,502


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